THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                        THE TAX-EXEMPT FUND OF MARYLAND
                        THE TAX-EXEMPT FUND OF VIRGINIA
                                    PART B
                     STATEMENT OF ADDITIONAL INFORMATION
                             November 15, 1998
                           (As amended August 1, 1999)

This document is not a prospectus but should be read in conjunction with the current Prospectus dated November 15, 1998 of The American Funds Tax-Exempt Series I (the "Trust"). The Trust currently consists of two series, The Tax-Exempt Fund of Maryland (the "Maryland Fund" or "fund") and The Tax-Exempt Fund of Virginia (the "Virginia Fund" or "fund"). Except where the context indicates otherwise, all references herein to the "fund" apply to each of the two funds. The Prospectus may be obtained from your securities dealer or financial planner or by writing to the Trust at the following address:

THE AMERICAN FUNDS TAX-EXEMPT SERIES I
Attention:  Secretary
1101 Vermont Avenue, N.W.
Washington, D.C. 20005
(202) 842-5665

                               TABLE OF CONTENTS

ITEM                                                               PAGE NO.

Description of Certain Securities and Investment Techniques      B-1

Investment Restrictions                                         B-5

Trust Officers and Trustees, including Trustee Compensation     B-7

Management                                                      B-10

Dividends and Distributions                                     B-12

Additional Information Concerning Taxes                         B-12

Purchase of Shares                                              B-14

Shareholder Account Services and Privileges                     B-21

Execution of Portfolio Transactions                             B-22

General Information                                             B-23

Investment Results                                              B-25

Description of Ratings for Debt Securities                      B-27

Financial Statements                                            Attached


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."

INVESTMENT POLICIES - Up to 20% of the fund's total assets may be invested in tax-exempt securities that are rated below the four highest categories by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") (or equivalent securities that are not rated). These bonds are commonly known as "junk bonds" or high-yield, high-risk bonds. See "Description of Ratings for Debt Securities" below.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS
SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers or issuers whose revenue is very sensitive to economic conditions may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest market, as will the value of the fund's assets.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

Subsequent to its purchase by the fund, an issue of municipal bonds or notes may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from a fund's portfolio, but the Investment Adviser will consider such an event in its determination of whether a fund should continue to hold such obligation in its portfolio. If, however, as a result of downgrades or otherwise, the fund holds more than 20% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

MUNICIPAL BONDS - Municipal bonds are generally debt obligations issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance.
The two principal classifications of municipal bonds are general obligation and limited obligation (revenue) bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality and may be considered a general obligation of the entity making annual rental payments to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

TEMPORARY INVESTMENTS - The fund may invest in short-term municipal obligations with a maturity of one year or less during periods of temporary defensive strategy or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. See "Additional Information Concerning Taxes" below. Further, a portion of the fund's assets, which normally will be less than 20% of assets, may be held in cash or invested in high quality taxable short-term securities with a maturity of one year or less. Such temporary investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements (which are described below).

MUNICIPAL INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components; a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero.

ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the security begins to pay interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purpose of diversification, pre-refunded bonds will be treated as governmental issues.

FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund purchases such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in amounts sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily would be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets will likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

REPURCHASE AGREEMENTS - Although the fund has no current intention to do so during the next 12 months, it may enter on a temporary basis into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian bank collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by a fund may be delayed or limited.

ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation.
Keeping in mind the fund's objective of producing a high level of current income, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY - Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.
The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited or non-existent.

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once every year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last five years.

RISK OF NON-COMPLIANCE WITH CERTAIN FEDERAL REQUIREMENTS - The Internal Revenue Code of 1986, as amended, imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. The provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.

                            INVESTMENT RESTRICTIONS

The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940, (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. These restrictions provide that the fund may not:

 1. Invest more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of any class of securities of any one issuer (for this purpose all indebtedness of an issuer shall be deemed a single class), provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the U.S. Government or its agencies or instrumentalities;

 2. Enter into any repurchase agreement maturing in more than seven days (unless subject to a demand feature of seven days or less) if any such investment, together with any illiquid securities held by the fund, exceeds 10% of the value of its total assets;

 3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

 4. Acquire securities subject to legal or contractual restrictions on disposition;

 5. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;
 6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

 8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

 9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

 10. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

 11. Invest in companies for the purpose of exercising control or management;

 12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

 14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

   15. Purchase or retain the securities of any issuer, if, to the knowledge of the fund, those individual officers and Trustees of the Trust, its Investment Adviser, or principal underwriter, each owning beneficially more than $ of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 16. Invest more than 5% of the value of the fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation; or

 17. Invest more than 25% of its assets in securities of any industry although, for purposes of this limitation, the issuers of municipal securities and U. S. Government obligations are not considered to be part of any industry. Notwithstanding Investment Restriction #12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.
For purposes of investment restriction number 13, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

Another policy of the fund which is not deemed a fundamental policy, and thus may be changed by the Board of Trustees without shareholder approval, is that the fund may not invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.

TRUST OFFICERS AND TRUSTEES
(WITH THEIR PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS)#
TRUSTEE COMPENSATION

NAME, ADDRESS AND AGE       POSITION WITH       PRINCIPAL OCCUPATION(S)   AGGREGATE COMPENSATION     TOTAL COMPENSATION   TOTAL
NUMBER
                            REGISTRANT          DURING PAST 5 YEARS#   (INCLUDING VOLUNTARILY DEFERRED   FROM ALL FUNDS       OF
AFFILIATED
                                                                      COMPENSATION/1/) FROM FUNDS   AFFILIATED WITH THE   FUND
BOARDS
                                                                      DURING FISCAL YEAR ENDED   AMERICAN FUNDS       ON WHICH

                                                                      7/31/98                    GROUP FOR THE YEAR   TRUSTEE

                                                                                                  ENDED 7/31/98       SERVES



Cyrus A. Ansary             Trustee             Investment Services   $3,250                     $54,050              3

1725 K Street, N.W., Suite 410                            International Co.,

Washington, D.C. 20006                             President

    Age: 64


Stephen Hartwell*{          Chairman Emeritus   Washington Management   none/3/                    none/3/              3

    Age: 83                  and Trustee        Corporation, Chairman of

                                                the Board


James H. Lemon, Jr.*{       Chairman of the     The Johnston-Lemon    none/3/                    none/3/              3

    Age: 62                 Trust               Group, Incorporated,

                                                Chairman of the Board

                                                and

                                                Chief Executive Officer


Harry J. Lister*{           President and Trustee   Washington Management   none/3/                    none/3/              3

    Age: 62                                     Corporation, President

                                                and

                                                Director


Jean Head Sisco             Trustee             Sisco Associates,     $3,250                     $41,750              3

2517 Massachusetts Avenue, N.W.                       Partner

Washington, D.C. 20008

    Age: 73


T. Eugene Smith             Trustee             T. Eugene Smith, Inc.,   $3,450                     $54,350              3

666 Tintagel Lane                               President

McLean, VA 22101

    Age: 68


Stephen G. Yeonas           Trustee             Stephen G. Yeonas     $3,450/2/                  $42,250              3

1355 Beverly Road, Suite 102                       Company,

McLean, VA 22101                                Chief Executive Officer

    Age: 73



                                 OTHER OFFICERS

HOWARD L. KITZMILLER{         LOIS A. ERHARD{              MICHAEL W. STOCKTON{         J. LANIER FRANK{
Senior Vice President, Secretary    Vice President               Assistant Vice President, Assistant   Assistant VicePresident
and Treasurer                 Washington Management Corporation,   Secretary and Assistant Treasurer   Washington Management
Corporation,
Washington Management Corporation,   Vice President (Age: 46)     Washington Management        Assistant Vice President (Age: 37)
Director, Senior Vice President, Secretary and                                Corporation, Assistant

Assistant Treasurer (Age: 68)                                Vice President, Assistant Secretary
                                                            and Assistant Treasurer (Age: 31)


# Positions within the organizations listed may have changed during this period.
* Trustees who are considered "interested persons" as defined in the 1940 Act, on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.
{ Address is 1101 Vermont Avenue, N.W., Washington, D.C. 20005.
/1/Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.
/2/Since the plan's adoption, the total amount of deferred compensation accrued by the funds (plus earnings thereon) through 9/30/98, the latest calendar quarter, for participants is as follows: Trustee Stephen G. Yeonas ($26,662). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the funds until paid to the Trustee. /3/Stephen Hartwell, James H. Lemon, Jr. and Harry J. Lister are affiliated with the Business Manager and, accordingly, receive no compensation from the funds.
All of the officers listed are officers of the Business Manager.   All of the
Trustees and officers are also officers and/or directors of one or more of the other funds for which Washington Management Corporation serves as Business Manager. No Trustee compensation is paid by the funds to any officer or Trustee who is a director, officer or employee of the Business Manager, the Investment Adviser or affiliated companies. Each fund pays an annual retainer fee of $750, an attendance fee of $200 per meeting and $100 per Committee meeting to unaffiliated Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of those fees through a deferred compensation plan in effect for the funds. Each fund also reimburses certain meeting-related expenses of the Trustees.
The Business Manager has established a charitable foundation, the Washington Management Corporation Foundation, which makes contributions to charities organized under Section 501 (c)(3) of the Internal Revenue Code. Trustees and officers of the fund, as well as all employees of the Business Manager and its afffiliates, may particpate in a gift matching program sponsored by the Foundation.
As of November 2, 1998, the officers and Trustees and their families as a group, owned beneficially or of record 1.67% and 1.62%, respectively, of the outstanding shares of the Maryland and Virginia funds.

                                   MANAGEMENT

BUSINESS MANAGER - Since its inception, the Trust has operated under a Business Management Agreement with Washington Management Corporation (the "Business Manager"), 1101 Vermont Avenue, N.W., Washington, D.C. 20005.
The Business Manager provides all services required to carry on the fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, arrangements for and supervision of all shareholder services, Federal and state regulatory compliance and responsibility for accounting and record keeping facilities. The Business Manager provides similar services to other mutual funds.
The Business Manager receives a fee at the annual rate of 0.135% of the first $60 million of the fund's net assets plus 0.09% of the fund's net assets in excess of $60 million plus 1.35% of gross investment income. For the fiscal years ended July 31, 1998, 1997, and 1996 the Business Manager's fees were $181,000, $165,000 and $160,000 for the Maryland Fund and $201,000, $184,000
and $183,000 for the Virginia Fund, respectively. For the fiscal year ended July 31, 1998, the Business Manager's fees for the Maryland Fund amounted to 0.195% of average net assets and for the Virginia Fund amounted to 0.190% of average net assets.

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.
The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

The Investment Adviser receives a fee at the annual rate of 0.165% of the first $60 million of the fund's net assets plus 0.12% of the fund's net assets in excess of $60 million plus 1.65% of gross investment income. For the fiscal years ended July 31, 1998, 1997, and 1996 the Investment Adviser's fees were $224,000, $203,000 and $197,000, for the Maryland Fund and $250,000, $229,000
and $227,000 for the Virginia Fund, respectively. For the fiscal year ended July 31, 1998, the Investment Adviser's fees for the Maryland Fund amounted to 0.241% of average net assets and for the Virginia Fund amounted to 0.236% of average net assets.

BUSINESS MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT - The Business Management Agreement and Investment Advisory Agreement, unless sooner terminated, will continue in effect until July 31, 1999 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually as to the fund by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreements or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements also provide that either party has the right to terminate them, without penalty, upon sixty (60) days' written notice to the other party and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).

The fund pays all expenses not specifically assumed by the Business Manager or the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies; blue sky expenses; expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; the fund's distribution expenses pursuant to the Plan of Distribution; compensation, fees and expenses paid to Trustees who are not "interested persons" of the Trust; association dues; and costs of stationery, forms and certificates prepared exclusively for the fund.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. is the Trust's principal underwriter of the fund's shares. The Trust has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. For the fiscal years ended July 31, 1998, 1997, and 1996 the commissions on Maryland Fund shares totaled $250,000, $170,000 and $246,000 of which the Principal Underwriter retained $48,000, $32,000 and $47,000, respectively, while the commissions on the Virginia Fund shares totaled $300,000, $265,000 and $300,000 of which the Principal Underwriter retained $58,000, $52,000 and $58,000, respectively.

 Johnston, Lemon & Co. Incorporated ("Johnston, Lemon"), a wholly-owned subsidiary of the business manager's parent company, The Johnston Lemon Group, Inc. ("JLG"), received commission amounts of $44,000, $27,000 and $43,000, and $41,000, $35,000 and $31,000, respectively, for the fiscal years ended July 31, 1998, 1997 and 1996, on its retail sales of the Maryland and Virginia Funds and the Distribution Plan of the funds, but received no net brokerage commissions resulting from purchases and sales of securities for the investment account of the funds.

As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the Trust. The officers and Trustees who are "interested persons" of the Trust may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Business Manager. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not interested persons during the existence of the Plan. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. The Board of Trustees reviews quarterly a written report of amounts expended under the Plan or any related agreement and the purposes for which such expenditures were made and approves annually any continuance of the Plan.
Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the Board of Trustees has approved the category of expenses for which payment is being made. These primarily include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation. Commissions on sales of shares exceeding $1 million (inluding purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarteres, commissions are not recoverable. During the Trust's fiscal year ended July 31, 1998, distribution expenses under the Plan paid or payable to the Principal Underwriter were $231,000 for the Maryland Fund and $264,000 for the Virginia Fund, all of which was used as compensation to dealers and wholesalers. As of July 31, 1998, accrued and unpaid distribution expenses were $36,000 and $43,000, respectively.
All officers of the fund and three of its Directors, who are "interested persons" of the fund, are officers or directors of Washington Management Corporation, a wholly-owned subsidiary of JLG. Johnston, Lemon participates in receiving dealer service fee payments from the Plan. Some of the fund's officers and three Directors who are "interested persons" of the fund are also registered representatives with Johnston, Lemon and, as such, to the extent they have sold shares of the fund, receive a portion of the service fee payments in the same manner as all other Johnston, Lemon registered representatives.

                          DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS - For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments including any discount or premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.
If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in such fund's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations. GENERAL - The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (E.G., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts). Such retirement plans would not gain any additional benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in their trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.
The fund intends to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the fund will not be subject to federal income taxes to the extent it distributes its net investment income and net realized capital gains, if any, to shareholders. The fund must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by it during the taxable year.
The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") for Federal tax purposes will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Trust's and fund's assets must consist of tax-exempt obligations. Not later than 60 days after the close of its taxable year, the fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.
Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.
While the Fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the fund's shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. The fund may also make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally at a price less than the principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation. Similarly, while the fund does not expect to earn any taxable income, any taxable income earned by the fund will be distributed and will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).
If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and may be eligible for the dividends received deduction for corporations.
Under the Code, if, within 90 days after fund shares are purchased, such shares are redeemed and either reinstated in the same fund or exchanged for shares of any other fund in The American Funds Group and the otherwise applicable sales charge is waived, then the amount of the sales charge previously incurred in purchasing fund shares shall not be taken into account for purposes of determining the amount of any gain or loss on the redemption, but will be treated as having been incurred in the purchase of the fund shares acquired in the reinstatement or exchange.
The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days.
As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on securities held more than one year is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35%. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax rules covering E.G., deductions, credits, deferrals, exemptions, sources of income and other matters.

FEDERAL TAXES - Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98 percent of ordinary income (generally net investment income) for the calendar year, (ii) 98 percent of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by each fund from its current year's ordinary income and capital gain net income and (ii) any amount on which such fund pays income tax for the year. Each fund intends to meet these distribution requirements to avoid the excise tax liability.
Individuals and corporations may be subject to alternative minimum tax. The Code treats interest on private activity bonds, as defined therein, as an item of tax preference for alternative minimum tax purposes. Also, shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum taxable income. Further, under the Code federal exempt-interest dividends are includable in adjusted current earnings in calculating corporate alternative minimum taxable income.
Fund shareholders are required by the Code to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.

                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT          ADDITIONAL INVESTMENTS

                 See "Investment Minimums and Fund Numbers" for initial investment minimums.   $50 minimum (except where a lower
minimum is noted under "Investment Minimums and Fund Numbers").

By contacting    Visit any investment dealer who is registered in the state where the purchase is made and who has a sales agreement
with American Funds Distributors.   Mail directly to your investment
your                                         dealer's address printed on your
investment                                   account statement.
dealer

By mail          Make your check payable to the fund and mail to the address indicated on the account application.  Please indicate
an investment dealer on the account application.   Fill out the account additions form at the bottom of a recent account statement, make your check payable to the fund, write your account number on your check, and mail the check and form in the envelope provided with your account statement.

By telephone     Please contact your investment dealer to open account, then follow the procedures for additional investments.
Complete the "Investments by Phone" section on the account application or American FundsLink Authorization Form.  Once you establish the privilege, you, your financial advisor or any person with your account information can call American FundsLineR and make investments by telephone (subject to conditions noted in "Telephone and Computer
Purchases, Redemptions and Exchanges" below).

By computer      Please contact your investment dealer to open account, then follow the procedures for additional investments.
Complete the American FundsLink Authorization Form.  Once you establish the privilege, you, your financial advisor or any person with your account information may access American FundsLine OnLineR on the Internet and make investments by computer (subject to conditions noted in "Telephone and Computer Purchases, Redemptions and Exchanges"
below).

By wire          Call 800/421-0180 to obtain your account number(s), if necessary.  Please indicate an investment dealer on the
account.  Instruct your bank to wire funds to:   Your bank should wire your additional investments in the same manner as described under "Initial Investment."
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the account of:
                 American Funds Service Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP FundR                                                          02
                                             $1,000

American Balanced FundR                                              11
                                             500

American Mutual FundR                                                03
                                             250

Capital Income BuilderR                                              12
                                             1,000

Capital World Growth and Income Fund$                                33
                                             1,000

EuroPacific Growth FundR                                             16
                                             250

Fundamental Investors$                                               10
                                             250

The Growth Fund of AmericaR                                          05
                                             1,000

The Income Fund of AmericaR                                          06
                                             1,000

The Investment Company of AmericaR                                   04
                                             250

The New Economy FundR                                                14
                                             1,000

New Perspective FundR                                                07
                                             250

New World Fund $                                                      1,000**   36

SMALLCAP World FundR                                                 35
                                             1,000

Washington Mutual Investors Fund$                                    01
                                             250

BOND FUNDS

American High-Income Municipal Bond FundR                            40
                                             1,000

American High-Income Trust$                                          21
                                             1,000

The Bond Fund of America$                                            08
                                             1,000

Capital World Bond FundR                                             31
                                             1,000

Intermediate Bond Fund of America$                                   23
                                             1,000

Limited Term Tax-Exempt Bond Fund of America$                            43
                                             1,000

The Tax-Exempt Bond Fund of AmericaR                                 19
                                             1,000

The Tax-Exempt Fund of CaliforniaR*                                  20
                                             1,000

The Tax-Exempt Fund of MarylandR*                                    24
                                             1,000

The Tax-Exempt Fund of VirginiaR*                                    25
                                             1,000

U.S. Government Securities Fund$                                     22
                                             1,000

MONEY MARKET FUNDS

The Cash Management Trust of AmericaR                                09
                                             2,500

The Tax-Exempt Money Fund of America$                                39
                                             2,500

The U.S. Treasury Money Fund of America$                             49
                                             2,500

___________
*Available only in certain states.
** Effective September 15, 1999



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).
SALES CHARGES- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                    CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000........................................
                                 6.10%            5.75%            5.00%

$50,000 but less than $100,000..................
                                 4.71             4.50             3.75

BOND FUNDS

Less than $25,000.......................................
                                 4.99             4.75             4.00

$25,000 but less than $50,000....................
                                 4.71             4.50             3.75

$50,000 but less than $100,000..................
                                 4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000...............
                                 3.63             3.50             2.75

$250,000 but less than $500,000...............
                                 2.56             2.50             2.00

$500,000 but less than $1,000,000............
                                 2.04             2.00             1.60

$1,000,000 or more.....................................                                     (see below)
                                 none             none             DEALER COMMISSIONS- Commissions of up to 1% will be paid to dealers who initiate and are responsible for
                                                                   purchases of $1 million or more, for purchases by any
employer-sponsored 403(b) plan or purchases by any
                                                                   defined contribution plan qualified under Section 401(a) of the
Internal Revenue Code including a "401(k)"
                                                                   plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement
                                                                   plans of organizations with collective retirement plan assets of
$50 million or more:  1.00% on amounts of $1
                                                                   million to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million.



OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense (from a designated percentage of its income) currently provides additional compensation to dealers. These payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.
Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

PURCHASES NOT SUBJECT TO A SALES CHARGE - Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no initial sales charge and are not subject to a contingent deferred sales charge. In addition the stock, stock/bond and bond funds may sell shares at net asset value with no contingent deferred sales charge to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed or advised by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans, foundations or endowments with assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds and investments made under a right of reinstatement will not be credited toward satisfying the Statement. When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments), and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy products are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder). Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of regular trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.
All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined, as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.
Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.
Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.
Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board; The fair value of all other assets is added to the value of securities at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the Trust. The Trust will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

                                REDEEMING SHARES

By writing to American Funds   Send a letter of instruction specifying the name of the fund, the number of
Service Company (at the   shares or dollar amount to be sold, your name and account number.  You
appropriate address indicated   should also enclose any share certificates you wish to redeem.  For
under "Fund Organization and Management - Principal   redemptions over $50,000 and for certain redemptions of $50,000 or less
Underwriter and Transfer Agent"   (see below), your signature must be guaranteed by a bank, savings
in the prospectus)        association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc. that is an eligible guarantor institution.  You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a Notary Public is not an acceptable signature guarantee.

By contacting your investment   If you redeem shares through your investment dealer, you may be
dealer                    charged for this service.  SHARES HELD FOR YOU IN YOUR INVESTMENT
                          DEALER'S STREET NAME MUST BE REDEEMED THROUGH THE DEALER.

You may have a redemption   You may use this option, provided the account is registered in the name
check sent to you by using   of an individual(s), a UGMA/UTMA custodian, or a non-retirement plan
American FundsLineR or    trust.  These redemptions may not exceed $50,000 per shareholder, each
American FundsLine OnLine/SM/   day account and the check must be made payable to the shareholder(s) of
or by telephoning, faxing, or   record and be sent to the address of record provided the address has been
telegraphing American Funds   used with the account for at least 10 days.  See "Fund Organization and
Service Company (subject to the   Management - Principal Underwriter and Transfer Agent" in the
conditions noted in this section   prospectus and "Exchange Privilege" below for the appropriate telephone
and in "Telephone and Computer Purchases, Sales and Exchanges"   or fax number.
in the prospectus)

In the case of the money   Upon request (use the account application for the money market funds)
market funds, you may have   you may establish telephone redemption privileges (which will enable you
redemptions wired to your   to have a redemption sent to your bank account) and/or check writing
bank by telephoning American   privileges.  If you request check writing privileges, you will be provided
Funds Service Company ($1,000   with checks that you may use to draw against your account.  These
or more) or by writing a check   checks may be made payable to anyone you designate and must be signed
($250 or more)            by the authorized number of registered shareholders exactly as indicated
                          on your checking account signature card.


A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.
CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59$; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.
                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES
AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables you to make regular investments monthly or quarterly in shares through automatic charges to your bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.
AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.
CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions: (i) the aggregate value of your account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if you fail to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to you. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).
EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.
You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine or American FundsLine OnLine(see "American FundsLine and American FundsLine OnLine/"/ below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.
AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.
AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.
ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from American Funds Service Company. Dividends and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.
AMERICAN FUNDSLINER AND AMERICAN FUNDSLINE ONLINER - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder, each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use this service, call 800/325-3590 from a TouchTonet telephone or access The American Funds Website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.
TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone or computer (including American FundsLine and American FundsLine OnLine), fax or telegraph purchases, redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds advised or managed by such affiliates, the fund's Business Manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.
                      EXECUTION OF PORTFOLIO TRANSACTIONS
Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.
There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.
Substantially all portfolio transactions are effected on a principal basis and ordinarily include a mark-up or mark-down, but no stated commission. Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal year ended July 31, 1998 equaled $46,000 for the Maryland Fund and $130,000 for the Virginia Fund, respectively.
Johnston, Lemon & Co. Incorporated, which together with the Business Manager is wholly owned by The Johnston-Lemon Group, Incorporated, may serve as broker for the fund in effecting certain portfolio transactions, and may retain commissions, in accordance with certain regulations of the Securities and Exchange Commission.
                              GENERAL INFORMATION
CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, Three Metrotech Center, Brooklyn, NY 11245, as Custodian.
TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related
shareholder service functions.    American Funds Service Company was paid a fee
of $31,000 and $34,000, for the Maryland Fund and the Virginia Fund, respectively, for the fiscal year ended July 31, 1998.
INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the Trust's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The Financial Statements included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP given on the authority of that firm as experts in auditing and accounting. REPORTS TO SHAREHOLDERS - The Trust's fiscal year ends on July 31. Shareholders are provided, at least semiannually, with reports showing the investment portfolio and financial statements audited annually by the Trust's independent accountants, PricewaterhouseCoopers LLP, whose selection is determined annually by the Trustees. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.
YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and government data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.
PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods for personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy of the fund's investment adviser by contacting the Secretary of the fund.
The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:
DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- JULY 31, 1998

                                               THE TAX-EXEMPT FUND OF Maryland   THE TAX-EXEMPT FUND OF VIRGINIA

Net asset value and redemption price per share   $16.04           $16.36
(Net assets divided by shares outstanding)

Maximum Offering price per share (100/95.25 of   $16.84           $17.18
net asset value per share, which takes into
account the fund's current maximum sales charge)


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts, where the Trust was organized, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer may be given in any agreement, obligation, or instrument which is entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.
Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder. SHAREHOLDER VOTING RIGHTS - As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. At such a meeting, a Trustee may be removed after the holders of record of not less than a majority of the outstanding shares of the Trust have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except that amendments to change the name of the Trust, to correct any ambiguous, defective or inconsistent provision of, or to supply any omission to, the Declaration of Trust, to establish new funds, or to reduce or eliminate the payment of taxes by the Trust may be made by the Trustees without the vote or consent of Shareholders. If not terminated by the vote or written consent of a majority of the outstanding shares, the Trust will continue indefinitely.
The fund currently issues shares in two series and the Board of Trustees may establish additional series of shares in the future. Each "series" of shares represents interests in a separate portfolio and has its own investment objective and policies. When more than one series of shares is outstanding, shares of all series will vote together for a single set of Trustees, and on other matters affecting the entire Trust, with each share entitled to a single vote. On matters affecting only one series, only the shareholders of that series shall be entitled to vote. On matters relating to more than one series but affecting the series differently, separate votes by series are required.
                               INVESTMENT RESULTS
The Maryland Fund yield was 3.97% and the Virginia Fund yield was 3.76% based on a 30-day (or one month) period ended July 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
YIELD = 2[((a-b/cd) + 1)/6/ -1]
Where:a =dividends and interest earned during the period.
          b =expenses accrued for the period (net of reimbursements).
          c =the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d =the maximum offering price per share on the last day of the period. The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The Maryland Fund's tax-equivalent yield based on the maximum combined effective federal/state/county tax rate of 44.1% for the 30-day (or one month) period ended July 31, 1998 was 7.10%. For the Virginia Fund investors with the maximum combined effective federal/state tax rate of 43.1%, the tax-equivalent yield was 6.61% for the period ended July 31, 1998.
The Maryland Fund average annual total return for the one-year, five-year and ten-year periods ending on July 31, 1998 was +0.86%, +5.02% and +6.95%, respectively. The Virginia Fund average annual total return for the same time periods was +0.07%, +4.73% and +6.89%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:
                                                         P(1+T)/n/ = ERV.
The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for ten-year periods after such a period has elapsed. In addition, the fund will provide lifetime average total return figures.
The funds may also calculate distribution rates on a taxable and tax equivalent basis. The distribution rates are computed by annualizing the current month's dividend and dividing by the average net asset value or maximum offering price for the month.  The distribution rates may differ from the yields.
           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM
        ....and taken all
        distributions in shares,
If you had invested      your investment would
$10,000 in the fund      have been worth this
this many years ago...      much at July 31, 1998

Number of Years   Periods                  Maryland Value**     Virginia Value**
                 8/1-7/31

1                1997-1998                $10,086              $10,007

2                1996-1998                $11,045              $10,917

3                1995-1998                11,706               11,514

4                  1994-1998              12,590               12,388

5                1993-1998                12,774               12,600

6                1992-1998                13,720               13,523

7                1991-1998                15,469               15,247

8                1990-1998                16,621               16,476

9                1989-1998                17,504               17,435

10               1988-1998                19,571               19,465

11               1987-1998                20,971               20,688

12               8/14/86-1998             20,791               21,276



    ILLUSTRATION OF A $10,000 INVESTMENT IN THE TAX-EXEMPT FUND OF MARYLAND WITH DIVIDENDS REINVESTED
(For the lifetime of the fund August 14, 1986 - July 31, 1998)

                                 COST OF SHARES
              VALUE OF SHARES**

Fiscal     Annual     Dividends    Total       From        From        From        Total
Year End   Dividends   (cumulative)   Investment    Initial     Capital     Dividends   Value
July 31                            Cost        Investment   Gains       Reinvested
                                                           Reinvested

1987*      $ 493      $  493       $ 10,493    $  8,973    $0          $  471      $ 9,444

1988       617        1,110        11,110      9,020       1           1,101       10,122

1989       653        1,763        11,763      9,480       1           1,832       11,313

1990       681        2,444        12,444      9,413       1           2,504       11,918

1991       736        3,180        13,180      9,527       1           3,276       12,804

1992       764        3,944        13,944      10,147      1           4,285       14,433

1993       765        4,709        14,709      10,353      1           5,154       15,508

1994       773        5,482        15,482      10,000      1           5,727       15,728

1995       860        6,342        16,342      10,193      1           6,726       16,920

1996       901        7,243        17,243      10,260      1           7,666       17,927

1997       945        8,188        18,188      10,680       1          8,953       19,634

1998       985        9,173        19,173      10,693      147         9,951       20,791


The dollar amount of capital gain distributions during the fund's lifetime was $145.
ILLUSTRATION OF A $10,000 INVESTMENT IN THE TAX-EXEMPT FUND OF VIRGINIA
WITH DIVIDENDS REINVESTED
(For the lifetime of the fund August 14, 1986 - July 31, 1998)
                                COST OF SHARES
             VALUE OF SHARES**

Fiscal     Annual     Dividends    Total       From        From Capital   From         Total
Year End   Dividends   (cumulative)   Investment    Initial     Gains        Dividends    Value
July 31                            Cost        Investment   Reinvested   Reinvestment

1987*      $  545     $  545       $  10,545   $ 9,273     $0           $ 525        $ 9,798

1988       640        1,185        11,185      9,240       1            1,171        10,412

1989       671        1,856        11,856      9,700       1            1,919        11,620

1990       716        2,572        12,572      9,667       1            2,634        12,302

1991       760        3,332        13,332      9,833       1            3,454        13,288

1992       791        4,123        14,123      10,480      1            4,508        14,989

1993       800        4,923        14,923      10,673      1            5,407        16,081

1994       826        5,749        15,749      10,327      1            6,032        16,360

1995       892        6,641        16,641      10,527      1            7,069        17,597

1996       928        7,569        17,569      10,513      63           7,982        18,558

1997       955        8,524        18,524      10,913      65           9,269        20,247

1998       990        9,514        19,514      10,907      114          10,255       21,276


The dollar amount of capital gain distributions during the fund's lifetime was $112.
 * From inception on August 14, 1986.
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.
Note that past results are not an indication of future investment results. The fund may include information on its investment results and/or comparisons of its investment results to various unmanged indices or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or perspective shareholders. The fund may also combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.
The fund may also refer to results compiled by organizations such as CDA Investment Services, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., Weisenberger Investment Company Services and the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including "Barrons", Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and "The Wall Street Journal."
                   DESCRIPTION OF RATINGS FOR DEBT SECURITIES
The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.
Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

BONDS --

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

 "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or having other marked shortcomings."

 "Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."
NOTES --

 "The MIG 1 designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."
"The MIG 2 designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."

COMMERCIAL PAPER --

"Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 -- Leading market positions in well established industries.
 --  High rates of return on funds employed.
 -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
 -- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, maybe more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

BONDS --

"Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C The highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"The rating 'C1' is reserved for income bonds on which no interest is being paid."

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

NOTES --

"The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

"The SP-2 rating denotes a satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER --

"The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)designation.

The A-2 designation indicates a capacity for timely payment on issues so designated is strong; however, the relative degree of safety is not as high as for issues designated A-1."

The Tax-Exempt Fund of Maryland
Investment Portfolio, July 31, 1998
                                                                        Principal
                                                                            Amount       Market
                                                                             (000)       Value
                                                                     ---------------------------
Tax-Exempt Securities Maturing in More than One Year - 94.82%

College & University Revenue - 1.91%

Frederick County, College Revenue Bonds (Hood College Project),
1990 Series:
 7.05% 2004                                                                 $  410      $435,178
 7.05% 2005                                                                     455        487414

University of Maryland System Auxiliary Facility and Tuition
Revenue Bonds, 1993 Refunding Series C, 5.00% 2010                             1000       1018320
                                                                                   -------------
                                                                                       1,940,912
                                                                                   -------------
General Obligations (Local) - 1.35%

Anne Arundel County, Consolidated Water and Sewer, 1993
Refunding Series, 5.30% 2016                                                    500        506625

Frederick County, Public Facilities Bonds 1990, 8.875% 2002                     250        293780

Harford County Consolidated Public Improvement Bonds,
Series 1992, 5.80% 2010                                                         530        569035
                                                                                   -------------
                                                                                       1,369,440
                                                                                   -------------
General Obligations (State) - 1.52%

Commonwealth of Puerto Rico, Public Improvement
Refunding Bonds, Series 1998, 5.00% 2007                                       1500       1545090
                                                                                   -------------

Hospital & Health Facilities Revenue - 11.06%

Maryland Health and Higher Educational Facilities Authority:
 (Charity Obligated Group-Daughters of Charity National
 Health System), Variable Rate Hospital Revenue Bonds,
 Series 1997D, 4.60% 2026                                                      1750       1770230

 Good Samaritan Hospital Issue, Revenue Bonds, Series 1993,
 5.70% 2009                                                                    1000       1101440

Howard County, General Hospital Issue, Series 1993:
 5.50% 2013                                                                    2000       2100880
 5.50% 2021                                                                    1000       1042120

Johns Hopkins Hospital Issue, Revenue Refunding Bonds,
Series 1993, 5.60% 2009                                                         850        900609

Suburban Hospital Issue, Revenue Refunding Bonds,
Series 1993, 5.125% 2021                                                       1500       1470210

Prince George's County (Dimensions Health Corporation Issue):
Hospital Revenue Bonds, Series 1992, 7.20% 2006                                215         241841

Project and Refunding Revenue Bonds, Series 1994, 5.375% 2014                  1600       1614288

Puerto Rico Industrial, Tourist, Educational, Medical and
Environmental Control Facilities Financing Authority,
Hospital Revenue Bonds (Mennonite General Hospital Project),
1996 Series A, 6.375% 2006                                                      910        978004
                                                                                   -------------
                                                                                      11,219,622
                                                                                   -------------
Housing Finance Authority Revenue - 13.75%

Maryland Community Development Administration, Department of
Housing and Community Development:
Residential Revenue Bonds, 1998 Series B, AMT:
 5.00% 2008                                                                  1,610     1,643,182
 5.00% 2009                                                                  1,680     1,704,226

Single-Family Program Bonds:
 1994 First Series, 5.80% 2009                                                 2000       2112440
 1994 First Series, 5.70% 2017                                               2,630     2,715,764
 1994 Fifth Series, AMT, 5.875% 2017                                           1135       1169958
 1990 First Series, 7.60% 2017                                                  495        515335
 1988 Third Series, 8.00% 2018                                               1,000     1,037,750

Montgomery County, Housing Opportunities Commission,
Single Family Mortgage Revenue Bonds:
 1998 Series B, 4.80% 2009                                                     600       598,062
 1997 Series A, 5.50% 2009                                                     750       777,068
 1998 Series B, 4.90% 2010                                                     500       498,730

Prince George's County Housing Authority, GNMA/FNMA
Collateralized Single Family Mortgage Bonds,
Series 1994 A, AMT, 6.60% 2025                                                  930        992961

Commonwealth of Puerto Rico Housing Finance Corporation,
Single Family Mortgage Revenue Bonds, 1st Portfolio:
 1988 Series A, 7.80% 2021                                                       10         10210
 1988 Series B, 7.65% 2022                                                      160        169665
                                                                                   -------------
                                                                                      13,945,351
                                                                                   -------------
Industrial Development Revenue - 2.14%

Mayor and City Council of Baltimore, Port Facilities Revenue
Bonds (Consolidation Coal Sales Company Project):
 Series 1984 A, 6.50% 2011                                                      500        546335
 Series 1984 B, 6.50% 2011                                                      500        546335

Puerto Rico Ports Authority, Special Facilities Revenue Bonds
(American Airlines, Inc. Project), 1996 Series A, 6.25% 2026                   1000       1081150
                                                                                   -------------
                                                                                       2,173,820
                                                                                   -------------
Insured - 18.04%

City of Baltimore, Refunding Revenue Bonds, FGIC Insured,
1994, Series A:
 6.00% 2015                                                                    1500       1697475
 5.00% 2024                                                                    1220       1216438

Calvert County, Economic Development Refunding Revenue Bonds,
(Asbury-Solomons Island Facility), Series 1997, MBIA Insured:
 5.00% 2009                                                                    1000       1027350
 5.00% 2010                                                                    1000       1020470
 5.00% 2017                                                                    1000        984000
 5.00% 2027                                                                    1000        976970

Charles County, Consolidated Public Improvement Bonds of 1993,
Series A, FGIC Insured, 5.25% 2003                                              715        747154

City of Frederick, General Improvement Bonds, 1992 Refunding
Series, FGIC Insured, 6.125% 2008                                               890        969814

Maryland Health and Higher Educational Facilities Authority:
 Johns Hopkins Medical Institutions Parking Facilities Issue,
 Parking Revenue Bonds, Series 1996, AMBAC Insured, 5.50% 2011                 1200       1270956

 Helix Health Issue, Revenue Bonds, Series 1997, AMBAC Insured,
 5.00% 2007                                                                    1250       1295913

 Memorial Hospital of Easton, Series 1989 B,
 MBIA Insured, 7.00% 2012                                                    1,200     1,254,840

 Mercy Medical Center Issue Project and Refunding Revenue
 Bonds, Series 1996, FSA Insured, 6.50% 2013                                   2000       2359120

Prince George's County, Solid Waste Management System
Revenue Bonds, Series 1993, 6.50% 2007                                       2,000     2,227,700

Commonwealth of Puerto Rico:
 Electric & Power Authority, MBIA Insured, 7.00% 2007                          1000    1,183,930

 Public Improvement Bonds of 1987, MBIA Insured, 6.75% 2006                      65         66130
                                                                                   -------------
                                                                                      18,298,260
                                                                                   -------------
Lease Revenue (State) - 1.57%

Maryland Stadium Authority, Sports Facilities
Lease Revenue Bonds, Series 1989 D, 7.50% 2010                                 1500       1593330
                                                                                   -------------
Life Care Facilities Revenue - 7.66%

Maryland Health and Higher Educational Facilities Authority,
First Mortgage Refunding Revenue Bonds, Roland Park Place Issue,
Series 1989, 7.75% 2012                                                        2000       2078600

Maryland Health and Higher Educational Facilities Authority,
First Mortgage Revenue Bonds, PUMH of Maryland, Inc. Issue
(Heron Point of Chestertown), Series 1998A:
 5.75%, 2019                                                                   1500       1481790
 5.75%, 2026                                                                   1640       1595294

Prince George's County, Refunding Revenue Bonds, Collington
Episcopal Life Care Community, Inc., Series 1994 A, 6.00% 2013                 2500       2615275
                                                                                   -------------
                                                                                       7,770,959
                                                                                   -------------
Multi-Family Housing  - 5.37%

Montgomery County, Maryland Housing Opportunities Commission,
Multi-Family Revenue Bonds:
 1995 Series A, 6.10% 2015                                                   2,025     2,149,173
 1994 Series A-2, 7.50% 2024                                                   2000       2135360

Prince George's County, Mortgage Revenue Bonds
(GNMA Collateralized-Langley Gardens Apartments Project),
Series 1997 A, 5.60% 2017                                                      1130       1168013
                                                                                   -------------
                                                                                          5452546
                                                                                   -------------
Pre-Refunded/1/ - 13.67%

Baltimore County, Metropolitan District Bonds, 63rd Issue,
1992 Series, 6.10% 2006 (2002)                                                  250        272510

Calvert County, Economic Development Revenue Bonds
(Asbury-Solomons Island Facility), Series 1995, 8.625% 2024 (2005)             2300       2870584

Frederick County, Public Facilities Bonds:
 1991, Series B, 6.30% 2011 (2002)                                             1370       1503191
 1986 Series, 7.40% 2012 (2001)                                                 310        347281

Harford County, Consolidated Public Improvement Bonds,
Series 1992, 5.80% 2010 (2002)                                                  970       1049152

Howard County, Metropolitan District Refunding Bonds,
1991 Series A, 6.625% 2021 (2001)                                               500        536465

Maryland State Health and Higher Educational Facilities
Authority:
 Junior Lien Revenue Bonds, Francis Scott Key Medical Center
 Issue, 1990 Series A, 7.00% 2025 (2000)                                        250        269223

 Memorial Hospital of Cumberland Issue, Revenue Refunding
 Bonds, Series 1992, 6.50% 2010 (2004)                                          750        838050

 Suburban Hospital Issue Revenue Bonds, Series 1992,
 6.50% 2017 (2002)                                                              500        552195

University of Maryland Medical System Issue, Revenue Bonds,
Series 1991 A, FGIC Insured, 6.50% 2021 (2001)                                 1000       1069420

Prince George's County, Hospital Revenue Bonds (Dimensions
Health Corporation Issue), Series 1992, 7.20% 2006 (2002)                    1,035        1167501

Commonwealth of Puerto Rico:
 Housing Bank and Finance Agency, Single Family Mortgage Revenue
 Bonds, Homeownership 5th Portfolio, 1986 Series, 7.50% 2015 (2000)             495        525274

 Public Improvement Bonds of 1992, MBIA Insured, 6.50% 2009 (2002)           1,000     1,101,260

University of Maryland System Auxiliary Facility and Tuition
Revenue Bonds:
 1989 Series B, 7.00% 2007 (1999)                                               600        634427
 1992 Series A, 6.30% 2009 (2001)                                              1050       1126325
                                                                                   -------------
                                                                                      13,862,858
                                                                                   -------------
Resource Recovery - 6.98%

Maryland Energy Financing Administration, Limited Obligation Solid
Waste Disposal Revenue Bonds (Wheelabrator Water Technologies
Baltimore L.L.C. Projects), 1996 Series, AMT, 6.30% 2010                       3500       3834215

Montgomery County, Northeast Maryland Waste Disposal Authority,
Solid Waste Revenue Bonds AMT:
 6.00% 2006                                                                    1000       1084720
 6.00% 2007                                                                    1000       1089580
 Series 1993 A, 6.30% 2016                                                     1000       1069650
                                                                                   -------------
                                                                                          7078165
                                                                                   -------------
Special Obligations - 4.46%

Montgomery County Revenue Authority, Golf Course System Revenue
Bonds, Series 1996 A, 6.00% 2014                                               2355       2502117

Virgin Islands Public Finance Authority, Revenue and Refunding Bonds:
(Virgin Islands Matching Fund Loan Notes), Series 1998 A:
 5.20% 2009                                                                    1000       1017060
 5.20% 2010                                                                    1000       1008550
                                                                                   -------------
                                                                                          4527727
                                                                                   -------------
Tax Assessment Bonds - 2.12%

Prince George's County, Special Obligation Bonds (Woodview Village
Infrastructure Improvements), Series 1997 A, 8.00% 2026                        2000       2146439
                                                                                   -------------
Turnpikes & Toll Roads Revenue - 1.08%

Maryland Transportation Authority Facilities Project,
Transportation Facilities Projects Revenue Bonds,
Series 1992, 5.80% 2006                                                        1000       1092350
                                                                                   -------------
Water & Sewer Revenue - 2.14%

Maryland Water Quality Financing Administration,
Revolving Loan Fund Revenue Bonds, Series 1991 B, 0.00% 2005                    700        512512

Washington Suburban Sanitary District, Refunding Bonds of 1997,
5.75% 2017                                                                     1510       1662631
                                                                                   -------------
                                                                                          2175143
                                                                                   -------------
                                                                                         96192012
                                                                                   -------------

Tax-Exempt Securities Maturing in One Year or Less  - 3.92%

General Obligation (Local) - 1.36%

The Maryland-National Capital Park and Planning Commission,
Prince George's County, Park Acquisition and Development
Variable Rate Bond Anticipation Notes, Series V-2, 3.70% 2002 /2/              1380       1380000

Hospital Facilities - 2.56%

Maryland Health and Higher Educational Facilities Authority,
Variable Rate Demand Revenue Bonds (Catholic Health
Initiatives), Series 1997 B, 3.55% 2015/2/                                     2600       2600000
                                                                                   -------------
                                                                                          3980000
                                                                                   -------------

TOTAL TAX-EXEMPT SECURITIES (cost: $94,284,000)                                      100,172,012
Excess of cash and receivables over payables                                           1,278,348
                                                                                   -------------
NET ASSETS                                                                          $101,450,360
                                                                                   ==============

/1/Parenthetical year represents date of pre-refunding.
/2/Coupon rate changes periodically.

See Notes to Financial Statements

The Tax-Exempt Fund of Maryland
Financial Statements


Statement of Assets and Liabilities
July 31, 1998
(dollars in thousands)



Assets:
Tax-exempt securities:
 Maturing in more than one year
  (cost: $90,304)                                                                          $ 96,192
 Maturing in one year or less
  (cost: $3,980)                                                              $3,980
Cash                                                                              78
Receivables for --
 Sales of Fund's shares                                                          534
 Interest                                                                        968          5,560
                                                                         -----------    -----------
                                                                                            101,752
                                                                                        -----------
Liabilities:
Payables for --
 Repurchases of Fund's shares                                                     77
 Dividends                                                                       135
 Adviser and management services                                                  36
 Other expenses                                                                   54            302
                                                                         -----------    -----------
Net Assets at July 31, 1998 -
Equivalent to $16.04 per share on 6,325,924 shares
of beneficial interest issued and outstanding (unlimited
shares authorized)                                                                         $101,450
                                                                                                  =
See Notes to Financial Statements


Statement of Operations
for the year ended July 31, 1998
(dollars in thousands)



Investment Income:
Income:
 Interest on tax-exempt securities                                                           $5,230

Expenses:
 Investment adviser fee                                                       $  224
 Business management fee                                                         181
 Distribution expenses                                                           231
 Transfer agent fee                                                               31
 Reports to shareholders                                                          15
 Registration statement and prospectus                                             6
 Postage, stationery and supplies                                                  8
 Trustees' fees                                                                    7
 Auditing and legal fees                                                          24
 Custodian fee                                                                     5
 Other expenses                                                                    5             737
                                                                         -----------    -----------
Net investment income                                                                         4,493
                                                                                        -----------
Realized Gain and Unrealized Appreciation
 on Investments:
Net realized gain                                                                               698
                                                                                        -----------
Net unrealized appreciation on investments:
 Beginning of year                                                             5,851
 End of year                                                                   5,888
                                                                         -----------

  Change in unrealized appreciation on investments                                               37
                                                                                        -----------
Net realized gain and change in unrealized
 appreciation on investments                                                                    735
                                                                                        -----------
Net Increase in Net Assets
 Resulting from Operations                                                                   $5,228
                                                                                                  =

See Notes to Financial Statements


Statement of Changes in Net Assets
(dollars in thousands)
                                                                       Year Ended July 31,
                                                                                 1998           1997
                                                                       ----------------------------

Operations:
Net investment income                                                        $ 4,493        $ 4,135
Net realized gain on investments                                                 698            561
Net change in unrealized appreciation on investments                              37          2,812
                                                                         -----------    -----------
 Net increase in net assets resulting from operations                          5,228          7,508
                                                                         -----------    -----------
Dividends and Distributions Paid to Shareholders:
Dividends paid from net investment income                                     (4,491)        (4,135)
Distribution paid from net realized gain on investments                         (642)             -
                                                                         -----------    -----------
 Total dividends and distributions                                            (5,133)        (4,135)
                                                                         -----------    -----------
Capital Share Transactions:
Proceeds from shares sold:  1,252,351 and 717,812 shares, respectively        20,079         11,169
Proceeds from shares issued in reinvestment of net investment income dividends and distributions of net realized gain on investments:
 211,827 and 163,465 shares, respectively                                      3,386          2,544
Cost of shares repurchased:  548,078 and 671,863 shares, respectively         (8,767)       (10,456)
                                                                         -----------    -----------
 Net increase in net assets resulting from capital
  share transactions                                                          14,698          3,257
                                                                         -----------    -----------
Total Increase in Net Assets                                                  14,793          6,630

Net Assets:
Beginning of year                                                             86,657         80,027
                                                                         -----------    -----------
End of year                                                                 $101,450        $86,657
                                                                                   =              =


See Notes to Financial Statements


Per-share
 Data and Ratios                                     Year En    ded Jul     y 31
The Tax-Exempt                           --------   --------   -------- -------- --------
 Fund of Maryland                             1998       1997      1996     1995     1994
Net Asset Value,
 Beginning of Year                         $16.02     $15.39     $15.29   $15.00   $15.53
                                       ---------- ---------- ---------- -------- --------
Income from Investment
 Operations:
 Net investment income                        .78        .79        .80      .80      .76
 Net realized and
  unrealized gain (loss)
  on investments                              .14        .63        .10      .29     (.53)
                                       ---------- ---------- ---------- -------- --------
  Total income from
   investment operations                      .92       1.42        .90     1.09      .23
                                       ---------- ---------- ---------- -------- --------
Less Distributions:
 Dividends from net
  investment income                          (.78)      (.79)      (.80)    (.80)    (.76)
 Distributions from net
  realized gains                             (.12)         -          -        -        -
                                       ---------- ---------- ---------- -------- --------
   Total distributions                       (.90)      (.79)      (.80)    (.80)    (.76)
                                       ---------- ---------- ---------- -------- --------
Net Asset Value,
 End of Year                               $16.04     $16.02     $15.39   $15.29   $15.00
                                       ========== ========== ========== ======== ========

Total Return (1)                             5.89      9.52%      5.95%     7.58%    1.42%


Ratios/Supplemental Data:
 Net assets, end of
  year (in millions)                         $101        $87        $80      $75      $75
 Ratio of expenses to
  average net assets                         .79%       .82%       .81%      .78%     .75%
 Ratio of net income to
  average net assets                        4.84%      5.08%      5.14%    5.38%     4.90%
 Portfolio turnover rate                   10.30%     15.27%     16.01%   20.91%    10.01%


(1) Excludes maximum sales charge of 4.75%.

See Notes to Financial Statements

The Tax-Exempt Fund of Virginia
Investment Portfolio, July 31, 1998
                                                                            Principal
                                                                               Amount        Market
                                                                                (000)         Value
                                                                                    -             -
Tax-Exempt Securities Maturing in More than One Year - 96.15%

College & University Revenue - 2.50%

Virginia College Building Authority Educational Facilities Revenue
Bonds (Marymount University Project), Series 1992, 6.875% 2007                 $1,650    $1,805,381

Virginia Polytechnic Institute and State University, University Services
System and General Revenue Pledge Bonds, Series C 1996, 5.35% 2009              1,000     1,058,160
                                                                                                  -
                                                                                             2863541
                                                                                                  -
General Obligations (Local) - 9.55%

Arlington County:
 Public Improvement Bonds, Series 1996, 6.00% 2011                                1000       1130850
 Refunding Bonds, Series 1993, 6.00% 2012                                         1000       1128880

Chesapeake:
 Public Improvement Bonds, Series 1992, 6.00% 2006                                1600       1729664
 Refunding Bonds, Series 1993, 5.40% 2008                                         1000       1071520

Leesburg Refunding Bonds, Series 1993, 5.60% 2008                                 1195       1270464

Lynchburg Public Improvement Refunding Bonds,
Series 1993, 5.25% 2009                                                           1000       1037760

City of Virginia Beach, Virginia, General Obligation Public
Improvement and Refunding Bonds, Series 1998:
 5.25% 2007                                                                       1385       1468017
 5.25% 2010                                                                       2000       2106900
                                                                                                  -
                                                                                            10944055
                                                                                                  -
General Obligations (State) - .70%

Commonwealth of Virginia, Public Facilities Bonds,
1993 Series A, 5.40% 2005                                                          750        800370
                                                                                                  -
Hospital & Health Facilities Revenue - 14.55%

Industrial Development Authority of the town of Abingdon, Virginia,
Hospital Facility Revenue and Refunding Bonds (Johnston Memorial
Hospital), Series 1998
 5.00% 2008                                                                       1015       1034437
 5.00% 2009                                                                       1020       1031516
 5.00% 2010                                                                        505        506101

Fairfax County Industrial Development Authority, Hospital
Revenue Refunding Bonds (INOVA Health Systems Hospital
Project), Series 1993 A:
 5.00% 2007                                                                        750        776175
 5.25% 2019                                                                       2500       2565925
 5.00% 2023                                                                        500        495405

Industrial Development Authority of Halifax County, Virginia
Hospital Refunding Revenue Bonds (Halifax Regional Hospital, Inc.),
Series 1998:
 4.65% 2007                                                                        600        594852
 4.80% 2009                                                                       1000        990900

Industrial Development Authority of Henry County, Hospital Revenue
Bonds (Memorial Hospital of Martinsville and Henry County),
Series 1997, 6.00% 2017                                                           2000       2138460

Industrial Development Authority of the City of Norfolk, Hospital
Revenue Bonds (Daughters of Charity National Health System-DePaul
Medical Center), Series 1992 A, 6.50% 2007                                        1000       1098520

Norfolk Industrial Development Authority, Hospital Revenue
Bonds (Sentara Hospitals-Norfolk Project),
Series A 1994, 5.00% 2020                                                         1000        974370

Peninsula Ports Authority, Health System Revenue and Refunding Bonds
(Riverside Health System Project), Series 1992 A, 6.625% 2010                     1300       1416779

Puerto Rico Industrial, Tourist, Educational, Medical and
Environmental Control Facilities Financing Authority,
Hospital Revenue Bonds (Mennonite General Hospital Project),
1996 Series A, 6.375% 2006                                                        1830       1966756

Virginia Beach, Virginia Development Authority (Sentara Bayside
Hospital), 6.60% 2009                                                             1000       1089270
                                                                                                  -
                                                                                            16679466
                                                                                                  -
Housing Finance Authority Revenue - 4.63%

Commonwealth of Puerto Rico Housing Finance Corporation,
Single Family Mortgage Revenue Bonds, 1st Portfolio:
 1988 Series A, 7.80% 2021                                                          10         10210
 1988 Series B, 7.65% 2022                                                         190        201478

Virginia Housing Development Authority, Commonwealth
Mortgage Bonds:
 1994 Series H, Sub-Series H-1, 6.10% 2003                                         500        528590
 1995 Series A-AMT, Sub-Series A-1, 6.60% 2004                                    1000       1046130
 1998 Series E, Sub-Series E-1, 4.50% 2005 /1/                                    1190       1187025
 1994 Series I-AMT, Sub-Series I-1, 6.40% 2005                                     800        860896
 1994 Series H, Sub-Series H-2, 6.55% 2017                                        1000       1067980
 1992 Series A, 7.10% 2022                                                         380        399079
                                                                                                  -
                                                                                             5301388
                                                                                                  -
Industrial Development Revenue - 2.77%

Industrial Development Authority of the County of Henrico,
Solid Waste Disposal Revenue Bonds (Browning-Ferris Industries of
South Atlantic, Inc. Project):
 Series 1996 A AMT, 5.30% 2011                                                  1,000     1,051,090
 Series 1996 A AMT, 5.45% 2014                                                  1,000     1,039,720

Puerto Rico Ports Authority, Special Facilities Revenue Bonds
(American Airlines, Inc. Project), 1996 Series A, 6.25% 2026                      1000       1081150
                                                                                                  -
                                                                                             3171960
                                                                                                  -
Insured - 21.26%

Chesapeake Certificates of Participation,
MBIA Insured, 1993 Series, 5.40% 2005                                             1000       1056130

Industrial Development Authority of Danville, Virginia,
Hospital Revenue Bonds (Danville Regional Medical Center),
Series 1998, AMBAC Insured:
 5.25% 2012                                                                       1995       2067658
 5.25% 2013                                                                       1000       1034910

Fairfax County Industrial Development Authority,
Hospital Revenue Refunding Bonds (INOVA Health System
Hospitals Project), Series 1993 A, FSA Insured, 5.25% 2019                        1000       1024400

Fairfax County Redevelopment and Housing Authority, Multifamily
Housing Revenue Bonds (Grand View Apartments Project), Series
1998 A, FHA Insured, 5.05% 2010                                                   1000       1003460

Industrial Development Authority of the County of Hanover,
Hospital Revenue Bonds (Memorial Regional Medical Center
Project at Hanover Medical Park), Series 1995, MBIA Insured:
 6.50% 2010                                                                       1375       1608159
 6.375% 2018                                                                      1000       1164240

Loudoun County:
 Industrial Development Authority, Hospital Revenue Bonds,
 FSA Insured, 6.00% 2005                                                          1000       1093170

 Sanitation Authority, Water and Sewer System Revenue Bonds,
 FGIC Insured, Series 1992, 6.25% 2010                                            2000       2179960

Industrial Development Authority of the City of Norfolk, Health Care
Revenue Bonds (Bon Secours Health System), Series 1997, MBIA Insured:
 5.00% 2006                                                                       1190       1224486
 5.00% 2007                                                                       1250       1292688

Pamunkey Regional Jail Authority, Jail Facility Revenue Bonds,
Series 1996, MBIA Insured, 5.70% 2010                                             1000       1081379

Industrial Development Authority of the County of Prince William
(Virginia), Hospital Facility Refunding Revenue Bonds (Potomac
Hospital Corporation of Prince William), FSA Insured,
Series 1998, 5.00% 2008                                                           1475       1521787

Southeastern Public Service Authority of Virginia, Senior Revenue
Refunding Bonds, Series 1998, AMBAC Insured, 5.00% 2015                           4000       4031720

City of Virginia Beach Development Authority, Hospital Revenue
Bonds (Virginia Beach General Hospital Project),
Series 1993, AMBAC Insured, 6.00% 2011                                            1000       1125640

Washington, D.C. Metropolitan Area Airports Authority, Airport
System Revenue and Refunding Bonds, MBIA Insured AMT:
Series 1998 B, 5.25% 2010                                                         1000       1040570
Series 1992 A, 6.625% 2019                                                         750        819788

                                                                                                  -
                                                                                            24370145
                                                                                                  -
Lease Revenue (State) - .91%

Virginia Public Building Authority, Public Facilities Revenue
Refunding Bonds, Series 1998A, 5.00% 2004                                         1000       1039090
                                                                                                  -
Life Care Facilities Revenue- 5.17%

Industrial Development Authority of the County of Henrico, Virginia,
Residential and Health Care Facility Mortgage Revenue Refunding Bonds
(Our Lady of Hope), Series 1997, 6.00% 2016                                       2730       2794292

Industrial Development Authority of the County of James City,
Virginia, Residential Care Facility First Mortgage Revenue Bonds
(Williamsburg Landing, Inc.), Series 1996A, 6.625% 2019                           3000       3133110
                                                                                                  -
                                                                                             5927402
                                                                                                  -
Multi-Family Housing - 2.03%
Virginia Housing Development Authority, Multi-Family Housing Bonds:
 1997 Series B-AMT, 5.80% 2010                                                    1185       1268780
 1996 Series B, 5.95% 2016                                                        1000       1056760
                                                                                                  -
                                                                                             2325540
                                                                                                  -
Pre-Refunded (2) - 13.95%

Danville, Virginia Industrial Development Authority, Hospital
Revenue Bonds, Danville Regional Medical Center,
Series 1994, FGIC Insured, 6.00% 2007 (2004)                                      1000       1101420

Fairfax County:
 Economic Development Authority, Parking Revenue
 Bonds (Huntington Metrorail Station Project),
 Series 1990 A, 6.75% 2015 (2000)                                                  500        537675

 Industrial Development Authority Hospital Revenue Bonds
 (Fairfax Hospital System Project), INOVA Health Systems,
 Series 1991 C, 6.801% 2023 (2001)                                                1000       1095110

Henry County Public Service Authority, Water and Sewer Revenue
Bonds, FGIC Insured, Series 1990, 7.20% 2019 (2000)                               1250       1351600

Newport News General Obligation, Water Bonds,
Series A 1992, 6.125% 2009 (2002)                                                 1170       1270175

Norfolk:
 Capital Improvement and Refunding Bonds,
 Series 1992 A, 6.00% 2011 (2001)                                                  500        532565

 Industrial Development Authority, Hospital Revenue Bonds:
  (Children's Hospital of the King's Daughters Obligated
  Group), Series 1991, AMBAC Insured, 7.00% 2011 (2001)                            400        438908

  (Sentara Hospitals-Norfolk Project), Series 1991, 7.00% 2020 (2000)              250        270923

Peninsula Ports Authority, Health Care Facilities Revenue and
Refunding Bonds (Mary Immaculate Project), 1994 Series, 6.875% 2010 (2004)        1900       2216844

Prince William County Service Authority, Water and Sewer
System Revenue Bonds, Series 1991, FGIC Insured, 6.50% 2021 (2001)                 680        738942

Roanoke:
 Industrial Development Authority, Hospital Revenue Bonds,
 Carilion Health System (Roanoke Memorial Hospital Projects),
 Series 1990, MBIA Insured, 7.25% 2017 (2000)                                      750        810225

 Public Improvement and Refunding Bonds, Series 1992 B:
  6.375% 2009 (2001)                                                               250        271033
  6.40% 2011 (2001)                                                                500        544635

 Water System Revenue Bonds,
 Series 1991, FGIC Insured, 6.50% 2021 (2001)                                      750        815010

University of Virginia, Hospital Revenue Bonds,
1984 Series A, HIBI Insured, 9.875% 2001 (2000)                                     10         11400

Upper Occoquan Sewage Authority, Regional Sewerage System
Revenue Bonds, Series 1991, MBIA Insured, 6.00% 2021 (2001)                        700        738647

Virginia Public Building Authority, State Building Revenue Bonds,
Series 1991 A, 6.50% 2011 (2001)                                                  1750       1903353

Virginia Resources Authority:
 Solid Waste Disposal System Revenue Bonds,
 1990 Series A, 7.30% 2015 (2000)                                                 1000       1072570

 Water and Sewer System Revenue Bonds
 Series 1990, 7.25% 2011 (2000)                                                    250        271516

                                                                                                  -
                                                                                            15992551
                                                                                                  -
Resource Recovery - 1.82%

Fairfax County Economic Development Authority, Resource Recovery
Revenue Bonds, Series 1988 A AMT (Ogden Martin Systems of
Fairfax, Inc. Project), 7.55% 2003                                                 500        522169

Roanoke Valley Resource Authority, Solid Waste System Revenue
Bonds, Series 1992, 5.75% 2012                                                    1500       1561905
                                                                                                  -
                                                                                             2084074
                                                                                                  -
Special Obligations - 1.80%
Virgin Islands Public Finance Authority, Revenue and Refunding
Bonds (Virgin Islands Matching Fund Loan Notes):
 Series 1998 C, 5.50% 2007                                                        1000       1046820
 Series 1998 A, 5.20% 2009                                                        1000       1017060
                                                                                                  -
                                                                                             2063880
                                                                                                  -
State Appropriation - 1.44%

Big Stone Gap, Virginia Redevelopment and Housing Authority,
Commonwealth of Virginia Correctional Facility Lease Revenue Bonds
(Wallens Ridge Development Project), Series 1995, 5.25% 2010                      1600       1654224
                                                                                                  -
State Authority - 5.46%

Virginia Public School Authority, School Financing Bonds:
 (1997 Resolution), Series 1998 B, 5.25% 2007                                     2000       2121400
 (1987 Resolution), 1991 Refunding Series C, 6.25% 2007                           1500       1621890
 (1991 Resolution), Series 1994 A, 6.20% 2014                                     1500       1655760

Virginia Resources Authority:
 Water and Sewer System Revenue Bonds
 (Pooled Loan Program), 1986 Series A, 7.50% 2017                                   50         50451

 Water System Refunding Revenue Bonds,
 1992 Series A, 6.45% 2013                                                         750        811237
                                                                                                  -
                                                                                             6260738
                                                                                                  -
Tax Assessment Bonds - 1.77%
Dulles Town Center, Community Development Authority (Loudoun
County, Virginia), Special Assessment Bonds (Dulles Town
Center Project), Series 1998, 6.25% 2026                                          2000       2024520
                                                                                                  -
Turnpikes & Toll Roads Revenue - 1.76%
Pocahontas Parkway Association, Route 895 Connector, Toll
Road Revenue Bonds, Series 1998A, 5.25% 2009                                      2000       2022520
                                                                                                  -
Water & Sewer Revenue - 4.08%

Chesterfield County Water and Sewer Revenue Refunding Bonds,
Series 1992, 6.375% 2009                                                          1250       1371050

City of Richmond, Virginia, Public Utility Revenue and Refunding Bonds
 Series 1998 A:
 5.25% 2009                                                                       1500       1569390
 5.25% 2011                                                                       1000       1033480

Rivanna Water and Sewer Authority, Regional Water and Sewer
System Refunding Revenue Bonds, Series 1991, 6.40% 2007                            645        697729
                                                                                                  -
                                                                                             4671649
                                                                                                  -
                                                                                           110197113
                                                                                                  -
Tax-Exempt Securities Maturing in One Year or Less - 3.67%

Industrial Development Revenue - 2.44%

Industrial Development Authority of King George County, Virginia,
Variable Rate Demand Exempt Facility Revenue Bonds (Birchwood Power
Partners, L.P. Project):
 Series 1994 A, 3.85% 2024 /3/                                                    2200       2200000
 Series 1994 B, 3.85% 2024 /3/                                                     600        600000
                                                                                                  -
                                                                                             2800000
                                                                                                  -
Pre-Refunded /2/ - 1.23%

Loudoun County Sanitation Authority, Water and Sewer System
Revenue Bonds, Series 1989, AMBAC Insured, 7.50% 2017 (1999)                       375        388448

Suffolk, Series 1989, 7.00% 2005 (1998)                                           1000       1025400
                                                                                                  -
                                                                                             1413848
                                                                                                  -
                                                                                             4213848
                                                                                                  -
TOTAL TAX-EXEMPT SECURITIES (cost: $108,556,000)                                           114410961
Excess of cash and receivables over payables                                                  202598
                                                                                                  -
NET ASSETS                                                                             $114,613,559
                                                                                                  =


/1/ Represents a when-issued security.

/2/ Parenthetical year represents date of pre-refunding.

/3/ Coupon rate changes periodically.
See Notes to Financial Statements

The Tax-Exempt Fund of Virginia
Financial Statements
Statement of Assets and Liabilities
July 31, 1998
(dollars in thousands)



Assets:
Tax-exempt securities:
 Maturing in more than one year
 (cost: $104,382)                                                                          $110,197
 Maturing in one year or less
 (cost: $4,174)                                                                               4,214
Cash                                                                                             63
Receivables for --
 Sales of Funds' shares                                                       $  260
 Interest                                                                      1,584          1,844
                                                                         -----------    -----------
                                                                                            116,318
                                                                                        -----------
Liabilities:
Payables for --
 Purchases of investments                                                      1,187
 Repurchases of Funds' shares                                                    273
 Dividends                                                                       143
 Adviser and management services                                                  40
 Other expenses                                                                   61          1,704
                                                                         -----------    -----------
Net Assets at July 31, 1998 -
Equivalent to $16.36 per share on 7,004,811 shares
of beneficial interest issued and outstanding (unlimited
shares authorized)                                                                         $114,614
                                                                                                  =
See Notes to Financial Statements


Statement of Operations
for the year ended July 31, 1998                                                                The
(dollars in thousands)                                                                   Tax-Exempt
                                                                                            Fund of
                                                                                           Virginia
                                                                                     --------------
Investment Income:
Income:
 Interest on tax-exempt securities                                                           $5,827
                                                                                        -----------
Expenses:
 Investment adviser fee                                                          250
 Business management fee                                                         201
 Distribution fee                                                                264
 Transfer agent fee                                                               34
 Reports to shareholders                                                          18
 Registration statement and prospectus                                             5
 Postage, stationery and supplies                                                  9
 Trustees' fees                                                                    7
 Auditing and legal fees                                                          24
 Custodian fee                                                                     5
 Other expenses                                                                    6             823
                                                                         -----------    -----------
Net investment income                                                                         5,004
                                                                                        -----------
Realized Gain and Unrealized Appreciation
 on Investments:
Net realized gain                                                                             1,368
                                                                                        -----------
Net unrealized appreciation on investments:
 Beginning of year                                                             7,054
 End of year                                                                   5,855
                                                                         -----------

  Change in unrealized appreciation on investments                                           (1,199)
                                                                                        -----------
Net realized gain and change in unrealized
 appreciation on investments                                                                    169
                                                                                        -----------
Net Increase in Net Assets
 Resulting from Operations                                                                   $5,173
                                                                                                  =

See Notes to Financial Statements


Statement of Changes in Net Assets
(dollars in thousands)                                                   Year Ended July 31
                                                                                 1998           1997
                                                                          ----------    -----------

Operations:
Net investment income                                                       $  5,004       $  4,680
Net realized gain on investments                                               1,368            118
Net change in unrealized appreciation on investments                          (1,199)         3,502
                                                                         -----------    -----------
 Net increase in net assets resulting from operations                          5,173          8,300
                                                                         -----------    -----------
Dividends and Distributions Paid to Shareholders:
Dividend paid from net investment income                                      (5,001)        (4,680)
Distribution paid from net realized gain on investments                         (244)             -
                                                                         -----------    -----------
 Total dividends and distributions                                            (5,245)        (4,680)
                                                                         -----------    -----------
Capital Share Transactions:
Proceeds from shares sold: 1,285,596 and 1,037,170 shares, respectively       21,057         16,514
Proceeds from shares issued in reinvestment of net investment income dividends and distributions of net realized gain on investments:
 188,801 and 168,347 shares, respectively                                      3,083          2,677
Cost of shares repurchased: 616,127 and 798,604 shares, respectively         (10,063)       (12,694)
                                                                         -----------    -----------
 Net increase in net assets resulting from capital
  share transactions                                                          14,077          6,497
                                                                         -----------    -----------
Total Increase in Net Assets                                                  14,005         10,117

Net Assets:
Beginning of year                                                            100,609         90,492
                                                                         -----------    -----------
End of year                                                                 $114,614       $100,609
                                                                                   =              =


See Notes to Financial Statements


Per-Share
 Data and Ratios                                       Year En   ded Jul      y 31
The Tax-Exempt                              --------  --------  --------  -------- --------
 Fund of Virginia                                1998      1997     1996      1995    1994
Net Asset Value,
 Beginning of Year                            $16.37    $15.77    $15.79    $15.49  $16.01
                                           ------------------------------------------------
Income from Investment
 Operations:
 Net investment income                           .78       .80       .81       .83     .80
 Net realized and
  unrealized gain (loss)
  on investments                                 .03       .60       .03       .30    (.52)
                                           ------------------------------------------------
  Total income from
   investment operations                         .81      1.40       .84      1.13     .28
                                           ------------------------------------------------
Less Distributions:
 Dividends from net
  investment income                             (.78)     (.80)     (.81)     (.83)   (.80)
 Distributions from
  net realized gains                            (.04)        -      (.05)        -       -
                                           --------------------        -         -       -
  Total distributions                           (.82)     (.80)     (.86)     (.83)   (.80)
                                           --------------------        -         -       -
Net Asset Value,
 End of Year                                  $16.36    $16.37    $15.77    $15.79  $15.49
                                           ================================================
Total Return (1)                               5.08%      9.10%     5.46%     7.56%   1.74%
Ratios/Supplemental Data:
 Net assets, end of
  year (in millions)                            $115      $101       $90       $92     $93
 Ratio of expenses to
  average net assets                           .78%        .81%     .79%      .79%     .78%
 Ratio of net income to
  average net assets                           4.73%      4.99%    5.11%     5.37%    5.04%
 Portfolio turnover rate                       24.66%    18.41%   27.34%    32.18%    2.36%

(1) Excludes maximum sales charge of 4.75%.


                         NOTES TO FINANCIAL STATEMENTS
1. The American Funds Tax-Exempt Series I (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Funds"). The Funds seek a high level of current income exempt from Federal and their respective state income taxes. Additionally, each Fund seeks to preserve capital. The following paragraphs summarize the significant accounting policies consistently followed by the Trust in the preparation of its financial statements:
    Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60/th/ day, based on the value determined on the 61/st/ day. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trust's Board.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the Trust purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the Trust's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.
  As of July 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes for the Maryland Fund aggregated $5,888,000, of which $5,959,000 related to appreciated securities and $71,000 related to depreciated securities. For the Virginia Fund, net unrealized appreciation aggregated $5,855,000, of which $5,908,000 related to appreciated securities and $53,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $94,284,000 and $108,556,000 for the Maryland and Virginia Funds, respectively, at July 31, 1998.
3. Officers of the Trust received no remuneration from the Funds in such capacities. Their remuneration was paid by Washington Management Corporation
(WMC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated. Fees of $181,000 and $201,000 were recognized by the Maryland and Virginia Funds, respectively, and were paid or are payable to WMC for business management services. The business management contract provides for monthly fees, accrued daily, based on an annual rate of 0.135% of the first $60 million of average net assets of each of the Funds; 0.09% of such assets in excess of $60 million; plus 1.35% of the gross investment income (excluding any net capital gains from transactions in portfolio securities). Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has informed the Funds that it has earned $44,000 and $41,000 on its retail sales of shares and under the distribution plan of the Maryland and Virginia Funds, respectively, but received no net brokerage commissions resulting from purchases and sales of securities for the investment account of the Funds. All the officers of the Trust and three of its trustees are affiliated with WMC.
    Fees of $224,000 and $250,000 were recognized by the Maryland and Virginia Funds, respectively, and were paid or are payable to Capital Research and Management Company (CRMC) as Investment Adviser pursuant to an investment advisory contract with the Trust. The investment advisory contract provides for monthly fees, accrued daily, based on an annual rate of 0.165% of the first $60 million of average net assets of each of the Funds; 0.12% of such assets in excess of $60 million; plus 1.65% of the gross investment income (excluding any net capital gains from transactions in portfolio securities).
    Pursuant to a Plan of Distribution, the Funds may expend up to 0.25% of their average net assets annually for any activities primarily intended to result in sales of Fund shares, provided the categories of expenses for which reimbursement is made are approved by the Funds' Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts and reimbursements to American Funds Distributors, Inc. (AFD), the principal underwriter of the Funds' shares, for its activities and expenses related to the sale of Fund shares or servicing of shareholder accounts. During the year ended July 31, 1998, distribution expenses under the Plan were $231,000 and $264,000, including accrued and unpaid expenses of $36,000 and $43,000, for the Maryland and Virginia Funds, respectively. Had no limitation been in effect, the Funds would have paid $256,000 and $311,000, respectively, in distribution expense under the Plan.
  American Funds Distributors, Inc. (AFD), the principal underwriter of the Funds' shares, has informed the Funds that it has received $48,000 and $58,000 (after allowances to dealers) for the Maryland and Virginia Funds, respectively, as its portion of the sales charges paid by purchasers of the Funds' shares. Such sales charges are not an expense of the Funds and, hence, are not reflected in the accompanying statement of operations.
  American Funds Service Company (AFS), the transfer agent for the Maryland and Virginia Funds, was paid fees of $31,000 and $34,000, respectively.
 Trustees who are unaffiliated with WMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the Funds. As of July 31, 1998, aggregate amounts deferred and earnings thereon were $14,000 each for the Maryland and Virginia Funds.
    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC.
4.  As of July 31, 1998:
      The Tax-Exempt The Tax-Exempt
      Fund of  Fund of
      Maryland  Virginia
Accumulated
  undistributed net
  realized gain
  on investments          $   617,000   $  1,238,000
Paid-in capital    94,943,000 107,518,000
Purchases and sales of
  investment securities,
  excluding short-term
  securities, during the
  year ended July 31, 1998:
 Purchases     21,023,000    36,387,000
     Sales      9,291,000   25,433,000

Pursuant to the custodian agreement, the Funds receive credits against their custodian fees for imputed interest on certain balances with the custodian bank. The custodian fee of $5,000 for both the Maryland and Virginia Funds was paid by these credits rather than in cash.
 CONSENT OF INDEPENDENT ACCOUNTANTS
We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 15 to the registration statement on Form N-1A (the "Registration Statement") of our report dated August 28, 1998, relating to the financial statements and per-share data and ratios of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (constituting The American Funds Tax-Exempt Series I), which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Reports to Shareholders" in such Statement of Additional Information and to the reference to us under the heading "Financial Highlights" in such Prospectus.
PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
November 9, 1998